                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant Sec.240.14a-12

CADAPULT GRAPHIC SYSTEMS, INC.
------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------
    3)   Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------
    5)   Total fee paid:

         -----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:
        -----------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:
        -----------------------------------------------------------------
    3)  Filing Party:
        -----------------------------------------------------------------
    4)  Date Filed:
        -----------------------------------------------------------------

PRELIMINARY COPY

                         CADAPULT GRAPHIC SYSTEMS, INC.
                                40 BOROLINE ROAD
                           ALLENDALE, NEW JERSEY 07401

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 19, 2002

DATE:    Friday, April 19, 2002
TIME:    10:00 A.M., local time
PLACE:   40 Boroline Road, Allendale, New Jersey 07401

PURPOSES OF THE MEETING:

    o   To approve a change in the corporate structure of Cadapult, whereby
        Cadapult may bring greater focus of its operations to those of our Media
        Sciences division, by moving the business of Cadapult to a newly-formed subsidiary;

    o   To approve an amendment to Cadapult's Certificate of Incorporation to change the name of Cadapult from "Cadapult Graphic Systems, Inc." to
        "Media Sciences International, Inc."; and

    o   To act on such other business as may properly come before the Special
        Meeting or any adjournment thereof.

    These matters are more fully described in the Proxy Statement accompanying this Notice.

RECORD DATE:

    March 22, 2002 is the record date for the meeting.

    This means that owners of Cadapult's common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. The stock transfer books will remain open between the record date and the date of the
    Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person.
    However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                        By order of the Board of Directors

                                        /s/ Frances Blanco
                                        Frances Blanco
                                        Secretary

Allendale, New Jersey
March 22, 2002

                                TABLE OF CONTENTS

                                                                            Page

Voting Information                                                            3
Summary of Proposed Change in Corporate Structure                             4
Stock Ownership                                                               5
Proposal No. 1.   Approval of Change in Corporate Structure                   7
Proposal No. 2.   Approval of Amendment of Certificate of Incorporation to
                  Change Our Corporate                                       10
                  Name
Shareholder Proposals                                                        11
Annual Report                                                                11
Other Action At Meeting                                                      11

Schedule 1. Form of Agreement of Change in Corporate Structure
Schedule 2. Form of Certificate of Incorporation of Cadapult Graphic Systems,
            Inc. (a New Jersey corporation)
Schedule 3. Form of Bylaws of Cadapult Graphic Systems, Inc. (a New Jersey
            corporation)
Schedule 4. Form of Certificate of Amendment of Certificate of Incorporation of
            Cadapult Graphic Systems, Inc. (a Delaware corporation)

                         CADAPULT GRAPHIC SYSTEMS, INC.

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of Cadapult
Graphic Systems, Inc., a Delaware corporation (the "Company"), for use at the
Special Meeting of Stockholders (the "Special Meeting") to be held on
Friday, April 19, 2002 at 10:00 a.m., local time, at Cadapult's principal executive offices, which are located at 40 Boroline Road, Allendale, New Jersey
07401, or at any adjournment thereof, for the purposes of submitting for stockholder approval proposals for changing Cadapult's corporate structure and for changing our corporate name from "Cadapult Graphic Systems, Inc." to "Media
Sciences International, Inc." to further the focus of our business and corporate identity on our Media Sciences brand.

If either or both of the proposals are approved at the Special Meeting, we anticipate that we will file an amended Certificate of Incorporation with the
Delaware Secretary of State on or about April 22, 2002 to give effect to such approval(s).

                               VOTING INFORMATION

DATE, TIME AND PLACE OF MEETING

This Proxy Statement is provided to you by the Board of Directors of Cadapult in connection with our Special Meeting of Shareholders. The Special Meeting will be held at 10:00 A.M. on April 16, 2002, at 40 Boroline Road, Allendale, New Jersey
07401, or at any adjournments or postponements of the Special Meeting for the purposes set forth in the accompanying Notice of Special Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Special Meeting on or about April 8, 2002, to all shareholders entitled to vote at the Special
Meeting and to those entitled to notice of the proposals.

PURPOSE OF MEETING

The proposals that will be considered and acted on at the Annual Meeting are summarized in the Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

WHO CAN VOTE?

You can vote if you were a shareholder of record of Cadapult's common stock as of the close of business on March 22, 2002.

Each share of common stock gets one vote and there is no cumulative voting. As of March 22, 2002, there were issued and outstanding 3,485,516 shares of common stock and 547,500 shares of preferred stock. Our common stock is the only class of voting stock.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Cadapult (attention:
Frances Blanco, Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

    o   CORPORATE STRUCTURE CHANGE. The affirmative vote of a majority of the outstanding voting shares is required.

    o   CORPORATE NAME CHANGE. The affirmative vote of a majority of the outstanding voting shares is required.

Abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) with respect to approval of a proposal effectively count as votes against approval of such proposal.

SOLICITATION

The attached Proxy is solicited on behalf of the Board of Directors of Cadapult.
The cost of soliciting proxies will be borne by Cadapult. Proxies may be solicited by certain of Cadapult's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, Cadapult may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                SUMMARY OF PROPOSED CHANGE IN CORPORATE STRUCTURE

Purpose                         To focus on our Media Sciences Division

Changed Structure               Cadapult will have two wholly owned operating
                                subsidiaries:
                                Media Sciences, Inc. (a New Jersey corporation)
                                Cadapult Graphic Systems, Inc. (a New Jersey
                                corporation)

                                Our overall business will remain the
same.

Assets Transferred:             Substantially all of Cadapult's assets,
                                excluding, among other things, ownership of
                                Media Sciences, Inc. and loan payable by Media
                                Science, Inc.

Liabilities Transferred:        Substantially all of Cadapult's assets,
                                excluding, among other things, liabilities
                                related to business assets.

Your securities                 You keep your securities. No exchange of
                                securities is required. There is no cash or
                                other consideration offered to security holders.

Our Directors                   Remains the same.

Our Management                  Remains the same.

Our Charter and Bylaws          Remains the same.

Possible Negative Consequences  We may incur additional costs associated with filings with state and regulatory agencies.

Accounting Treatment            Purchase method of accounting.

Federal Income Tax              None.

Regulatory Approval             Not required.

Appraisal Rights                You do not have the right of appraisal.

                                 STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth, as of March 12, 2002, the shares of our common stock beneficially owned by each person known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock, except that the security ownership of management is provided in a separate table. This information was determined in accordance with Rule 13(d)-3 under the Securities
Exchange Act of 1934, and is based upon the information provided by the persons listed below.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options, warrants, or preferred are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

You should consider the following factors when reviewing the table:

    o   Berthel SBIC's beneficial ownership includes shares of common stock which may be acquired upon the conversion of 100,000 series A preferred stock shares, at an assumed conversion rate of one preferred stock share into five shares of common stock, the exercise of options to acquire
        20,000 shares, and the exercise of warrants to acquire 323,000 shares.
        The beneficial owners of Berthel SBIC are: Thomas J. Berthel, Chief
        Executive Officer and Chairman; Ronald O. Brendengen, Chief Financial
        Officer and Chief Operation Officer; Henry Royer, President; Leslie D.
        Smith, Secretary; and Julie K. Driscoll, Assistant Secretary.

    o   General Conference Corp. of Seventh-Day Adventists' beneficial ownership includes shares of common stock which may be acquired upon the conversion of 50,000 series A preferred stock shares, at an assumed conversion rate of one preferred stock share into five shares of common stock, and the exercise of warrants to acquire 100,000 shares.

    o   Charles C. and Charles F. Bearoff's beneficial ownership includes shares of common stock which may be acquired upon the conversion of 50,000 series A preferred stock shares, at an assumed conversion rate of one preferred stock share into five shares of common stock, and the exercise of warrants to acquire 100,000 shares.

    o   Brookstreet Securities Corporation's beneficial ownership includes shares of common stock which may be acquired upon the exercise of stock options to acquire 15,000 shares and the exercise of warrants to acquire
        255,900 shares. The beneficial owner of Brookstreet Securities
        Corporation is Stanley Brooks.

    o   David L. Rosier's beneficial ownership includes shares of common stock which may be acquired upon the exercise of warrants to acquire 263,850 shares.

----------------------------------------  -----------------  -------------------------  --------
Name and Address                          Amount and Nature      Additional Shares      Percent
of Beneficial Owner                         of Beneficial    Acquirable Within 60 days  of Class
                                                  Owner
----------------------------------------  -----------------  -------------------------  --------
----------------------------------------  -----------------  -------------------------  --------
Berthel SBIC, LLC                              52,273                 843,000            20.7%
  100 Second Street SE,
  Cedar Rapids, Iowa 52407
General Conference Corp. of Seventh-Day        28,750                 350,000             9.9%
Adventists
  12501 Old Columbia Pike
  Silver Springs, MD 20904
Charles C. and Charles F. Bearoff                 0                   350,000             9.1%
  P.O. Box 37
  Bridgeport, PA 19405
Brookstreet Securities Corporation                0                   270,900             7.2%
  2361 Campus Drive #210
  Irvine, CA 92612
David L. Rosier                                   0                   263,850             7.0%
  c/o Brookstreet Securities Corporation
  2361 Campus Drive #210
  Irvine, CA 92612
----------------------------------------  -----------------  -------------------------  --------

SECURITY OWNERSHIP OF MANAGEMENT

The table below sets forth, as of March 12, 2002, the shares of our common stock beneficially owned by each of our officers and directors, and by all of our officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options, warrants, or preferred are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

You should consider the following factors when reviewing the table:

    o   Henry Royer's reported beneficial ownership refers to the beneficial ownership of Berthel SBIC.

    o   Stanley Brooks' reported beneficial ownership refers to the beneficial ownership of Brookstreet Securities Corporation.

The address of each of the persons named in the table is Cadapult Graphic
Systems, Inc., 40 Boroline Road, Allendale, New Jersey 07401, except for Henry
Royer whose address is c/o Berthal SBIC, 100 Second Street SE, Cedar Rapids,
Iowa 52407, and Stanley Brooks whose address is c/o Brookstreet Securities
Corporation, 2361 Campus Drive #210, Irvine, CA 92612.

----------------------------------  -------------------  -------------------------  --------
Name and Address                     Amount and Nature       Additional Shares       Percent
of Beneficial Owner                 of Beneficial Owner  Acquirable Within 60 days   of Class
----------------------------------  -------------------  -------------------------  --------
Michael W. Levin                              1,518,450                    301,223   48.1%
Frances Blanco                                   40,775                     57,741    2.8%
Duncan Huyler                                    40,775                     59,265    2.8%
Duncan Yates                                     20,300                     75,430    2.7%
Paul Baker                                       67,500                     68,000    3.8%
Edwin Ruzinsky                                        0                     20,000    0.6%
Donald Gunn                                      25,000                     33,334    1.7%
Henry Royer                                      52,273                    843,000   20.7%
Stanley Brooks                                        0                    270,900    7.2%
----------------------------------  -------------------  -------------------------  --------
All present officers and directors
as a group (9 persons)                        1,765,063                  1,728,893   67.0%
----------------------------------  -------------------  -------------------------  --------

CHANGES IN CONTROL

We do not have any arrangements that may result in a change in control.

                                 PROPOSAL NO. 1
           APPROVAL OF A CHANGE OF CADAPULT'S ORGANIZATIONAL STRUCTURE

OUR BUSINESS

We are a manufacturer of supplies for digital workgroup color printers.

Our wholly owned subsidiary, Media Sciences, manufactures and distributes printer supplies, including solid ink, toner and transparency material for use in Tektronix color printers by Xerox and other color printers. Media Sciences distributes these products internationally through a network of dealers and distributors. We intend to grow this business through an expansion of our product line, expansion of our distribution channels and through demand creation marketing programs.

While we primarily sell our supplies through a distribution channel, we also sell supplies directly to certain end users through our No-Cap Color program and to those with whom we have a historical relationship.

OVERVIEW OF CHANGE OF ORGANIZATIONAL STRUCTURE

Upon shareholder approval, we make a structural change by agreement between
Cadapult and a newly formed wholly owned New Jersey corporation named Cadapult
Graphic Systems, Inc. (the "Subsidiary").

The Subsidiary will acquire substantially all of the assets and substantially all of the liabilities of Cadapult, excluding those described below.

Cadapult will retain certain assets, including the following: treasury shares of
Cadapult, equity in Media Sciences, Inc., loan owed by Media Sciences, Inc., all claims for tax refunds, tax loss carry forwards or carrybacks or tax credits of any kind applicable to the Cadapult Division prior to the closing of the
Agreement of Change in Corporate Structure.

Cadapult will retain the following liabilities: any liabilities or obligations incurred by Cadapult in connection with the retained business; any liabilities or obligations related to indemnification; any liabilities or obligations related to intercompany trade payables or intercompany debt; any obligations related to common stock, preferred stock, stock options, warrants, or other securities issued by Cadapult; certain taxes.

As a result of the change in corporate structure, Cadapult will be organized with two operating subsidiaries: Media Sciences, Inc. and the Subsidiary.
Cadapult, as a parent corporation, does not have a present intent to engage in substantive independent business operations. We intend to conduct substantially all of our operations in the future through subsidiaries. A copy of the form of
Agreement of Change in Corporate Structure is annexed as Schedule 1.

The proposed change in corporate structure may be abandoned, either before or after stockholder approval has been obtained, if, in the opinion of the Board of
Directors, circumstances arise that make such action advisable.

REASONS FOR ENGAGING IN THE CHANGE OF CORPORATE STRUCTURE

Our board of directors deems it in Cadapult's best interests that we change our corporate organizational structure so that our Cadapult Division operates through a subsidiary of Cadapult. The board believes that changing our corporate organizational structure, in connection with a corporate name change, will enhance our business and prospects. Our Media Sciences Division is the focus of our identity and of our operations as a manufacturer and supplier of workgroup color printer supplies. Our Cadapult Division has been our legacy operations as a systems integrator of computer graphics systems supplies and services. Our
Media Sciences Division operates through a wholly owned New Jersey subsidiary.
Our Cadapult Division operates through the parent corporation, Cadapult. Because the two divisions have represented different phases in our company's growth and because our Media Sciences Division represents our growing business, our board deems it in our company's best interests to move the business of the Cadapult
Division to a subsidiary. Our board believes that changing our corporate organizational structure will more accurately state and advance the emphasis of our current operations and our business strategy.

YOU WILL STILL OWN YOUR SECURITIES IN CADAPULT

Your common stock or preferred stock interests in Cadapult will not change. The proposed corporate change will not affect Cadapult's capital structure and will not in any way affect the validity or transferability of stock certificates currently outstanding. The structural change involves a transfer of assets and liabilities between the parent corporation and the Subsidiary. There is no exchange of your securities. There is no cash or other consideration offered to security holders.

Cadapult will honor all outstanding convertible securities to acquire our common stock, including all warrants and stock options.

OUR BUSINESS AND MANAGEMENT WILL REMAIN THE SAME

The change in corporate structure will not result in any substantial change in our business, directors, management, assets, and liabilities, net worth, operations or financial statements or any change in the ownership interests of any stockholders of Cadapult.

The Board of Directors of Cadapult will consist of those persons presently serving. The Board of Directors of the Subsidiary will consist of the same directors serving on Cadapult's board. The executive officers of the Subsidiary will consist of the persons who hold the equivalent position, in Cadapult currently.

OUR CHARTER OR BYLAWS WILL REMAIN THE SAME

Upon completion of the change in corporate structure, our Certificate of
Incorporation and Bylaws will remain the same.

However, if the proposal for a corporate name change (Proposal 2) is voted for and approved, we would need to change our Certificate of Incorporation to effect the corporate name change.

OPERATIONS OF NEW JERSEY SUBSIDIARY

Proposed forms of the Subsidiary's Certificate of Incorporation and Bylaws are
attached hereto as Schedules 2 and 3, respectively. Certified copies of the
Certificate of Incorporation and Bylaws will be available for inspection by stockholders upon request to the Secretary of the Subsidiary.

POSSIBLE NEGATIVE CONSEQUENCES OF THE ORGANIZATIONAL CHANGE

Notwithstanding the belief of the board as to the potential benefits to stockholders and to Cadapult as a result of the proposed change in corporate structure, stockholders should realize that there may be negative consequences.
A negative consequence may be payment of costs associated with the organization of the Subsidiary, and the incurrence of fees payable to state and regulatory agencies, including additional state and federal income tax costs.

INDEPENDENT AUDITORS

Representatives of the Company's independent auditors are not expected to be present in person at the Special Meeting but may be present by conference call, and if present, will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions, if they desire to do so.

ACCOUNTING TREATMENT OF THE SALE

We intend to account for the change in corporate structure under the purchase method of accounting for business combinations for financial reporting and accounting purposes under generally accepted accounting principles. After the change in corporate structure, the results of operations of the Subsidiary will be included in the consolidated financial statement of Cadapult.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCKHOLDERS

Our proposed change in corporate structure does not involve the exchange of any of your common stock in Cadapult. The proposed change in corporate structure is designed to be a tax-free reorganization under Section 351 of the Internal
Revenue Code of 1986, as amended. Accordingly, to the best of our knowledge, no gain or loss will be recognized by our common stock holders or by Cadapult as a result of the consummation of the change in corporate structure. THIS SUMMARY
DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR ARE CONTINGENT ON,
INDIVIDUAL CIRCUMSTANCES. MOREOVER, THE SUMMARY DOES NOT ADDRESS ANY NON-INCOME
TAX OR ANY STATE OR LOCAL TAX CONSEQUENCES. THE FOREGOING IS NOT TAX ADVICE. NO
RULING FROM THE INTERNAL REVENUE SERVICE AND NO OPINION OF COUNSEL WITH RESPECT
TO THE TAX CONSEQUENCES OF THE CHANGE IN CORPORATE STRUCTURE HAVE BEEN OR WILL
BE OBTAINED BY CADAPULT. ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO
CONSULT WITH A TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL, STATE OR LOCAL
INCOME OR OTHER TAX CONSEQUENCES OF THE PROPOSED CHANGE IN CORPORATE STRUCTURE
TO THE HOLDER.

NO NEED FOR REGULATORY APPROVAL

No federal or state regulatory requirements or approvals are required to be complied with or obtained in connection with the proposed change in corporate structure, other than compliance with applicable corporate law of the states of
New Jersey and Delaware and federal and state securities laws.

YOU DO NOT HAVE DISSENTERS' RIGHTS OF APPRAISAL

Under Delaware law, holders of Cadapult common stock are not entitled to appraisal rights in connection with the proposed change in corporate structure.

VOTING

The affirmative vote of a majority of the outstanding shares of common stock is required to adopt the proposed change in corporate structure.

RECOMMENDATION OF THE BOARD

The board of directors recommends a vote "FOR" the adoption of the proposed change in corporate structure as set forth in this Proxy Statement.

                                 PROPOSAL NO. 2
              APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                          TO CHANGE OUR CORPORATE NAME

REASON FOR CORPORATE NAME CHANGE

Our board of directors deems it in Cadapult's best interests that we change our corporate name from "Cadapult Graphic Systems, Inc." to "Media Sciences
International, Inc." The board believes that changing our corporate name will enhance our business and prospects as the name "Cadapult Graphic Systems, Inc."
has been associated with our legacy operations as a systems integrator of computer graphics systems supplies and services, whereas the name "Media
Sciences International, Inc." focuses our identity on our operations as a manufacturer and supplier of workgroup color printer supplies. Therefore, the board believes that changing our corporate name will more accurately reflect our current operations and our business strategy.

Our board has adopted resolutions setting forth a proposed amendment to
Cadapult's Certificate of Incorporation pursuant to which our corporate name would be changed, declaring the amendment advisable, and directing that the proposed amendment be submitted to a vote of the stockholders for their approval and adoption.

If approved by the stockholders, Article First of the Certificate of
Incorporation would be amended in its entirety to read as follows:

    "FIRST: The name of this corporation is Media Sciences International, Inc.
    (the "Corporation")"

A copy of the proposed amendment to the Certificate of Incorporation is attached as Schedule 4 to this Proxy Statement.

If Proposal 1 is approved, the board intends to effect the corporate name change as soon as practicable. If Proposal 1 is not approved, the board may reconsider effecting the corporate name change.

The name change will not affect Cadapult's capital structure and will not in any way affect the validity or transferability of stock certificates currently outstanding. Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering of old certificates to our transfer agent.

We will keep the symbol GFX for the listing of our common stock on the American
Stock Exchange.

VOTING

The affirmative vote of a majority of the outstanding shares of common stock is required to adopt the proposed corporate name change.

RECOMMENDATION OF THE BOARD

The board of directors recommends a vote "FOR" the adoption of the proposed amendment to Article First of the Certificate of Incorporation as set forth in this Proxy Statement.

                              SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in Cadapult's next Annual Meeting and related proxy materials must be received by June 30, 2002. In addition, Cadapult must receive proposals of Cadapult's shareholders intended to be presented at the Annual Meeting of Cadapult before August 30, 2002. Proposals for inclusion in Cadapult's Proxy Statement or for presentation at the Annual Meeting must be submitted to Cadapult in writing at c/o Cadapult Graphic Systems, Inc., 40
Boroline Road, Allendale, New Jersey 07401, Attention: Secretary. There are
additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We did not receive any shareholder proposals in connection with this Proxy Statement and our Annual Meeting held on
November 15, 2001.

                                  ANNUAL REPORT

We will mail without charge, upon written request, a copy of Cadapult's annual report on for the fiscal year ended June 30, 2001 on Form 10-KSB, including the financial statements, schedules, and list of exhibits. Requests should be sent to: Cadapult Graphic Systems, Inc., 40 Boroline Road, Allendale, New Jersey
07401, Attn.: Investor Relations.

                             OTHER ACTION AT MEETING

Cadapult's Board of Directors knows of no other matters, except the proposals in this Proxy Statement, for shareholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements, the Board intends that the shareholders at the meeting will vote upon such matters in accordance with their best judgment.

                                    By Order of the Board of Directors

                                    /s/ Frances Blanco
                                    Frances Blanco
                                    Secretary

Allendale, New Jersey
March 22, 2002

                                LIST OF SCHEDULES

Schedule 1  Form of Agreement of Change in Corporate Structure
Schedule 2  Form of Certificate of Incorporation of Cadapult Graphic Systems, Inc.
            (a New Jersey corporation)
Schedule 3  Form of Bylaws of Cadapult Graphic Systems, Inc.
            (a New Jersey corporation)
Schedule 4  Form of Certificate of Amendment of Certificate of Incorporation of
            Cadapult Graphic Systems, Inc. (a Delaware corporation)

                                                                      SCHEDULE 1

                   AGREEMENT OF CHANGE IN CORPORATE STRUCTURE

    AGREEMENT OF CHANGE IN CORPORATE STRUCTURE (the "Agreement"), dated
___________ 2002, by and between Cadapult Graphic Systems, Inc., a Delaware corporation (the "Parent Corporation"), and Cadapult Graphic Systems, Inc., a
newly formed wholly owned New Jersey corporation (the "Subsidiary Corporation").

    Whereas, Parent Corporation engages in the business of the manufacture and sale of workgroup color printer supplies through its Media Sciences business division ("MSBD") through Media Sciences, Inc., a wholly owned subsidiary
("Media Sciences");

    Whereas, Parent Corporation engages in the business of computer graphics systems supplies and services through its Cadapult business division ("CBD")
through Parent Corporation;

    Whereas, Parent Corporation believes that it is in the best interests of the
Parent Corporation, CBD and MSBD that the business, assets and operations of CBD be organized in a similar manner as Media Sciences is organized, so that the business of CBD is operated through a subsidiary of Parent Corporation;

    Whereas Parent Corporation has organized the Subsidiary Corporation in the
State of New Jersey, which is a wholly owned subsidiary of Parent Corporation, to acquire substantially all of Parent Corporation's CBD assets, CBD business, and CBD goodwill, net of liabilities, in exchange solely for the common stock of the Subsidiary Corporation, in a tax-free reorganization as allowed under
Section 351 of the Internal Revenue Code of 1986, as amended.

    Whereas, the purpose of this Agreement is to effect the change in structure of the operations of CBD as hereinafter provided.

    Now, therefore, in consideration of the premises and the respective agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

    General Definitions. Whenever used herein, the following terms shall have the meaning set forth below:

    "Affiliate" means a Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the
Person specified.

    "Assets" means assets, properties and rights (including goodwill), wherever located (including in the possession of vendors or other third parties or elsewhere), whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person;
however it specifically excludes any assets of Media Sciences.

    "Assumed Assets" means all of the assets of Parent Corporation, specifically excluding any assets of Media Sciences; provided, that Assumed Assets shall not include the Retained Assets. Assumed Assets include:

        (i)  all assets reflected in the Parent Corporation's Balance Sheet; and
        (ii) intellectual property rights.

    "Assumed Liabilities" means all of the liabilities primarily related to CBD and specifically excluding any liabilities of Media Sciences; provided, that
Assumed Liabilities shall not include the Retained Liabilities. Assumed
Liabilities include:

         (i)      all liabilities reflected in the Parent Corporation's Balance
                  Sheet, subject to any discharge of such liabilities
                  subsequent to the date of the Parent Corporation's
                  Balance Sheet,
         (ii)     all contingent liabilities;
         (iii)    litigation matters;
         (iv)     employment agreements of officers;
         (v)      restrictive covenants;
         (vi)     lease;
         (vii)    insurance policies;
         (viii)   payroll, bonus, commission;
         (ix)     401(k).

    "Intellectual Property" means all trademarks, service marks, trade names, trade dress, domain names, logos, business and product names, slogans, and registrations and applications for registration or renewal thereof; copyrights and registrations or renewals thereof; mask works and registrations thereof;
inventions, processes, designs, formulae, trade secrets, know-how, confidential and technical information; all other intellectual property and proprietary rights; copies and tangible embodiments thereof (in whatever form or medium, including electronic media); and licenses of any of the foregoing; provided, however, that Intellectual Property shall not include the CBD Trademarks or CBD
Patents.

    "Liabilities" shall mean any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

    "Person" means an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof or any other entity.

    "Reasonable Efforts" means the obligated party is required to make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any expenditure of funds or the incurrence of any liability, in either case which is unreasonable in light of the related objective, nor does it require that the obligated party act in a manner which would otherwise be contrary to prudent business judgment in light of the objective attempted to be achieved. The fact that the objective is not actually accomplished is not dispositive evidence that the obligated party did not in fact utilize its Reasonable Efforts in attempting to accomplish the objective.

    "Retained Assets" means the assets of Parent Corporation and its Affiliates other than the CBD Assets, including without limitation:

         (1)      ownership of Media Sciences;
         (2)      loan payable by Media Sciences.

    "Retained Business" shall mean the businesses conducted by Parent
Corporation and its Affiliates other than the CBD.

    "Retained Liabilities" means any of the following liabilities or obligations of Parent Corporation or its Affiliates, whether or not related to the Business and whether direct or indirect, known or unknown, or absolute or contingent:

        (1) any liabilities or obligations incurred by Parent Corporation or its
            Affiliates in connection with the conduct of the Retained Business;
        (2) any liability pertaining solely to a Retained Asset;
        (3) any liabilities or obligations related to indemnification or other provision under any contract or other agreement pursuant to which any sale or disposition was made of any business or product line formerly owned or operated by Parent Corporation or any predecessor but not presently so owned or operated;
        (4) any liabilities or obligations of Parent Corporation or any of its
            Affiliates for indemnification of any present or former director or officer of (or other person serving in a fiduciary capacity at the request of) Parent Corporation or its Affiliates based on actual or alleged breach of fiduciary duty of such person prior to Closing;
        (5) any liabilities or obligations incurred on or prior to the Closing
            Date related to intercompany trade payables or intercompany debt;
        (6) any obligations related to common stock, preferred stock, stock options, warrants, or other securities issued by Parent Corporation;
        (7) any (x) Tax of Subsidiary Corporation or Parent Corporation
            described in clause (i) of the definition of Tax related to all taxable periods ending on or prior to the Closing Date or the pre-Closing portion of all complete taxable periods that include, but do not end on, the Closing and (y) Tax described in clause (ii)
            or (iii) of the definition of Tax, and any liability as transferee.

For purposes of this Agreement, "Tax" means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, gains, withholding on amounts paid to or by Parent
Corporation or Subsidiary Corporation, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such tax (domestic or foreign), (ii) in the case of Subsidiary
Corporation, liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Closing Date a member of an affiliated, consolidated, combined or unitary group and (iii) liability for the payment of any amounts of the type described in (i) as a result of being party to any agreement or any express or implied obligation to indemnify any other Person; and

    1.3 Interpretation. Unless the context of this Agreement otherwise requires,
(a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively, and (c) reference to "hereof", "herein", "hereby" and similar terms shall refer to this entire Agreement.

                                   ARTICLE II.
                                   TRANSFERS

    2.1 (a) Transfer of assets to Subsidiary Corporation. Subject to the terms and conditions of this Agreement, Parent Corporation will convey and transfer to the Subsidiary Corporation at the closing hereunder substantially all of Parent
Corporation's then existing assets and business as a going concern which include the Assumed Assets, including, without limitation, its goodwill and its right to the use of its name; and Parent Corporation shall at the time of the closing deliver such assets and business at the then location thereof to the Subsidiary
Corporation.

    (b) Transfer of liabilities to Subsidiary Corporation. Subject to the terms and conditions of this Agreement, Parent Corporation will convey and transfer to the Subsidiary Corporation at the closing Parent Corporation's then existing liabilities identified as Assumed Liabilities (whether or not reflected or reserved against in Parent Corporation's balance sheets, books of account, and records).

    (c) Consideration for Transfer to Subsidiary Corporation. The Subsidiary
Corporation shall issue shares of its common stock to Parent Corporation.

    (d) Misallocated Assets. In the event that at any time or from time to time
(whether prior to, on or after the Closing Date), any party hereto shall receive or otherwise possess any asset that is allocated to any other Person pursuant to this Agreement, such party shall promptly transfer, or cause to be transferred, such asset to the Person so entitled thereto. Prior to any such transfer, the
Person receiving or possessing such asset shall hold such asset in trust for any such other Person.

    (e) Mistaken Assignments and Assumptions. In addition to those transfers and assumptions accurately identified and designated by the parties to take place but which the parties are not able to effect prior to the Closing Date, there may exist (i) assets that the parties discover were, contrary to the agreements between the parties, by mistake or omission, transferred to Subsidiary
Corporation or (ii) liabilities that the parties discover were, contrary to the agreements between the parties, by mistake or omission, assumed by Subsidiary
Corporation. The parties shall cooperate in good faith to effect the transfer or re-transfer of such assets, and/or the assumption or re-assumption of such liabilities, to or by the appropriate party and shall not use the determination that remedial actions need to be taken to alter the original intent of the parties hereto with respect to the assets to be transferred to or liabilities to be assumed by Subsidiary Corporation. Each party shall reimburse the other or make other financial adjustments (e.g., without limitation, cash reserves) or other adjustments to remedy any mistakes or omissions relating to any of the assets transferred hereby or any of the liabilities assumed hereby.

    (f) Subsidiary Corporation and Parent Corporation shall execute and deliver such other transfer documents as are necessary and appropriate to consummate the transactions contemplated in this Section 2.1.

                                  ARTICLE III.
                         CLOSING AND CLOSING DELIVERIES

    3.1 Closing Date. The term "Closing" as used herein shall refer to the actual transfers, assignments, conveyances and deliveries contemplated by
Article II as taking place at the Closing. The Closing shall take place as soon as reasonably practical following the date upon which the conditions precedent set forth in Section 5.1 are satisfied or such other effective time as the parties may agree (the "Closing Date").

    3.2 Deliveries at Closing.

        (a) With respect to the transactions contemplated by Article II:

            (i) Parent Corporation shall deliver to Subsidiary Corporation the following:

                (A) all such deeds, bills of sale, lease assignments and other contract assignments and other documents and instruments of sale, transfer, assignment, conveyance and deliverance as
                    may be necessary and appropriate to implement the intended transfers contemplated by Article II; and

                (B) such other documents and instruments as may be reasonably necessary to implement the transfers contemplated hereby.

            (ii) Subsidiary Corporation shall deliver to Parent Corporation the following:

                (A) such documents and instruments as may be reasonably
                    necessary to implement the transfers and assumption of the
                    Assumed Liabilities.

    3.3 Cooperation. Each of Parent Corporation and Subsidiary Corporation
shall, at the request of the other party, prior to, on and after the Closing, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required to consummate or otherwise implement the transactions contemplated by this Agreement.

                                   ARTICLE IV.
                 PRE-CLOSING FILINGS, CONSENTS AND OTHER MATTERS

    4.1 Governmental Filings. The parties hereto covenant and agree with each other to (a) promptly file, or cause to be promptly filed, with any Governmental
Authority all such notices, applications (including applications for permits, licenses and other similar instruments), forms or other documents as may be necessary to consummate the transactions contemplated hereby.

    4.2 Approval by transferor's shareholders. Parent Corporation shall have duly called and given due notice of a meeting of the holders of its common stock for the purpose of voting upon the transfer contemplated herein to the
Subsidiary Corporation, a name change, and shall have obtained sufficient votes to approve the transactions.

    4.3 Consent of Third Parties. Parent Corporation shall use its Reasonable
Efforts to obtain prior to the Closing any consents, approvals, authorizations and agreements of and to give all notices and make all other filings with, any third parties, including Governmental Authorities, necessary to authorize, permit or approve the consummation of the transactions contemplated hereby or to continue in effect and to assure that Subsidiary Corporation shall be entitled to all of the material benefits of Parent Corporation's material contracts (the
"Material Contracts"). Subsidiary Corporation and Parent Corporation shall cooperate with each other with respect thereto.

                                   ARTICLE V.
                              CONDITIONS PRECEDENT

    5.1 Conditions to Closing. The obligations of the parties hereto to close the transactions hereunder are subject to the following conditions precedent:

    (a) No investigation, action, suit or proceeding by any Governmental
Authority, and no action, suit proceeding by any other Person, shall be pending on the Closing Date which challenges, or might reasonably result in a challenge to, this Agreement or any of the transactions contemplated hereby, or which claims, or might reasonably give rise to a claim for, damages in a material amount as a result of the consummation of this Agreement.

    (b) All documents and instruments to be executed and delivered pursuant to this Agreement, including, without limitation, the documents and instruments to be delivered pursuant to Article III, shall be reasonably satisfactory to the parties hereto to whom such documents are to be delivered.

    (c) All required consents and approvals of any Governmental Authority and the consents and approvals of any other Persons and all permits, licenses and similar instruments shall have been obtained and be in full force and effect as of the Closing Date and such consents, approvals, permits, licenses and other instruments shall not impose any restrictions, limitations or conditions which would have a material adverse effect on the financial condition or results of operations of the Business.

                                   ARTICLE VI.
                                   TERMINATION

    6.1 Termination. This Agreement shall be terminated upon the occurrence of upon mutual agreement of Parent Corporation and Subsidiary Corporation.

                                  ARTICLE VII.
                                  MISCELLANEOUS

    7.1 Further Actions.

    (a) The parties hereto agree to use Reasonable Efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby at or prior to the Closing.

    (b) Parent Corporation shall, and shall cause its Affiliates to, use
Reasonable Efforts to enter into such agreements and other arrangements
(including sublicenses and subleases) with the appropriate parties as are necessary to ensure that Subsidiary Corporation after the Closing own or hold the assets, properties and rights of CBD sufficient to operate the CBD as operated on the date hereof.

    (c) Subsidiary Corporation shall pay or cause to be paid the fees and expenses incurred in connection with this Agreement or, following the Closing, shall reimburse Parent Corporation for any such amounts, which amounts shall not constitute Retained Liabilities.

    7.2 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and effective when delivered in person or by courier or nationally recognized overnight delivery service (with a receipt obtained therefor), or by facsimile transmission (with an executed copy mailed as described below), or effective on the date receipt is acknowledged when mailed by certified mail, postage prepaid, return receipt requested, as follows:

                           If to Parent Corporation:

                           Cadapult Graphics Systems, Inc.
                           40 Boroline Road
                           Allendale, NJ 07401
                           Attn.: Michael W. Levin, President

                           If to Subsidiary Corporation:

                           Cadapult Graphics Systems, Inc.
                           40 Boroline Road
                           Allendale, NJ 07401
                           Attn.: Board of Directors

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

    7.3 Entire Agreement. The agreement of the parties, which is comprised of this Agreement, the Exhibits and the Schedules hereto and the documents referred to herein, sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Agreement.

    7.4 Assignment; Binding Effect; Severability. This Agreement may not be
assigned by any party hereto without the written consent of the other party.
This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, legal representatives and permitted assigns of each party hereto. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to any party, in which event the parties shall use Reasonable Efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

    7.5 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of
Delaware and enforced in the City, County and State of New Jersey.

    7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    7.7 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

    7.8 Amendment and Waiver. The parties may by mutual agreement amend this
Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, (b) waive any inaccuracies in representations by any other party, (c) waive compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (d) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.

    7.9 Bulk sales law. Parent Corporation hereby waives compliance by
Subsidiary Corporation with the bulk transfer provisions of the Uniform
Commercial Code of any applicable jurisdiction in connection with the transfer to the Subsidiary Corporation.

                                 SIGNATURE PAGE

                                     Subsidiary Corporation:

                                     Cadapult Graphic Systems, Inc.,
                                     a New Jersey corporation

                                     By:
                                        -------------------------------------
                                              Michael W. Levin, President

Attest:

Frances Blanco, Secretary

Corporate seal

                                      Parent Corporation:

                                      Cadapult Graphic Systems, Inc.,
                                      a Delaware corporation

                                      By:
                                         ------------------------------------
                                               Michael W. Levin, President

Attest:

Frances Blanco, Secretary

Corporate seal

                                                                      SCHEDULE 2

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CADAPULT GRAPHIC SYSTEMS, INC.

                                   ----------

To:      The Department of Treasury
         State of New Jersey

    Pursuant to the provisions of the New Jersey Business Corporation Act, the undersigned, being a natural person of at least 18 years of age and acting as the incorporator of the corporation hereby being organized thereunder, certifies that:

    FIRST: The name of the corporation (hereinafter called the "corporation") is
Cadapult Graphic Systems, Inc.

    SECOND: The corporation is organized for the following purpose or purposes:

    To engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

    To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, and merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof; to acquire by purchase or otherwise own, hold, lease, mortgage, sell, or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition or improvement of any factories, shops, storehouses, buildings, and commercial and retail establishments of every character, including all equipment, fixtures, machinery, implements and supplies necessary, or incidental to, or connected with, any of the purposes or business of the corporation; and generally to perform any and all acts connected therewith or arising therefrom or incidental thereto, and all acts proper or necessary for the purpose of the business.

    To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings and other works and any interest or right therein; to take, lease, purchase or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generally deal in and with, as principal, agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

    To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of, and, in any manner deal with and contract with reference to:

    (a) inventions, devices, formulae, processes and any improvements and modifications thereof;

    (b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols, and other indications of origin and ownership granted by or recognized under the laws of the United States of
America or of any state or subdivision thereof, or of any foreign country or subdivision thereof, and all rights connected therewith or appertaining thereunto;

    (c) franchises, licenses, grants, and concessions.

    To have all of the powers conferred upon corporations organized under the
New Jersey Corporation Act.

    THIRD: The aggregate number of shares which the corporation shall have authority to issue is one thousand, all of which are of a par value of one dollar each, and all of which are of the same class.

    FOURTH: The address of the initial registered office of the corporation within the state of New Jersey is c/o Media Sciences, Inc., 40 Boroline Road,
Allendale, New Jersey 07401; and the name of the initial registered agent at such address is Michael W. Levin.

    FIFTH: The number of directors constituting the first Board of Directors of the corporation is two; and the names and the addresses of the persons who are to serve as the first directors of the corporation are as follows:

         NAME                     ADDRESS

         Michael W. Levin         40 Boroline Road, Allendale, New Jersey 07401
         Frances Blanco           40 Boroline Road, Allendale, New Jersey 07401

    SIXTH: The name and the address of the incorporator are as follows:

         NAME                      ADDRESS

         Michael W. Levin          40 Boroline Road
                                   Allendale, New Jersey 07401

    SEVENTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its shareholders or any class thereof, as the case may be, it is further provided:

    1. The management of the business and the conduct of the affairs of the corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the corporation, shall be vested in its Board of Directors.

    2. The Board of Directors shall have the power to remove directors for cause and to suspend directors pending a final determination that cause exists for removal.

    3. The corporation shall, to the fullest extent permitted by Section 14A:3-5 of the New Jersey Business Corporation Act, as the same may be amended and supplemented, indemnify any and all corporate agents whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders, or otherwise, and shall continue as to a person who has ceased to be a corporate agent and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a corporate agent. The term "corporate agent" as used herein shall have the meaning attributed to it by Sections 14A:3-5 and 14A:5-21 of the New Jersey Business
Corporation Act and by any other applicable provision of law.

    4. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by subsection 14A:2-7(3) of the New
Jersey Business Corporation Act, as the same may be amended and supplemented.

    EIGHTH: The shareholders shall not have preemptive rights.

    NINTH: The duration of the corporation is to be perpetual.

Signed on _________ _, 2002.

                                        -------------------------------
                                        Michael W. Levin, Incorporator

                                                                      SCHEDULE 3

                                     BY-LAWS
                                       OF
                         CADAPULT GRAPHIC SYSTEMS, INC.
                           (a New Jersey corporation)

ARTICLE I - OFFICES

The registered office of the Corporation in the State of New Jersey shall be located as designated in the Certificate of Incorporation. The Corporation may
also maintain offices at such other places within or without the State of New
Jersey and the United States as the Board of Directors may, from time to time, determine.

ARTICLE II - MEETING OF SHAREHOLDERS

Section 1 - Annual Meetings:

The annual meeting of the shareholders of the Corporation shall be held within five months after the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:

Special meetings of the shareholders may be called at any time by the Board of
Directors or by the President, and shall be called by the President or the
Secretary at the written request of the holders of ten percent (10%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of Title 14A, Corporations General, of the New Jersey
Statutes, or any successor thereto (the "Statute").

Section 3 - Place of Meetings:

All meetings of shareholders shall be held at the principal office of the
Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

Section 4 - Notice of Meetings:

(a) Except as otherwise provided by Statute, written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than sixty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to Statute, the notice of such meeting, shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the
Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting, in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:

(a) Except as otherwise provided herein, or by statute, or in the Certificate of
Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:

(a) Except as otherwise provided by statute or by the Certificate of
Incorporation, any corporate action, other than the election of directors to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided by statute or by the Certificate of
Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c) Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the persons executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the
Corporation.

(d) Any resolution in writing, signed by all of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of shareholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

ARTICLE III - BOARD OF DIRECTORS

Section 1 - Number, Election and Term of Office:

(a) The number of the directors of the Corporation (other than the First Board of Directors named in the Certificate of Incorporation) shall be three (3) and up to seven (7), unless and until otherwise determined by a majority of the entire Board of Directors.

(b) Except as may otherwise be provided herein or in the Certificate of
Incorporation, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c) Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

Section 3 - Annual and Regular Meetings; Notice:

(a) A regular annual meeting, of the Board of Directors shall be held immediately following the annual meeting of the shareholders at the place of such annual meeting of shareholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting,; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:

(a) Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required by Statute, notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, mailgram, facsimile, or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this
Article HI, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairman:

At all meetings of the Board of Directors, the Chairman of the Board, if any and
if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the
Directors shall preside.

Section 6 - Quorum and Adjournments:

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 7 - Manner of Acting:

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by statute, by the Certificate of
Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting, at which a quorum is present shall be the act of the
Board of Directors. Any action authorized in writing, by all of the directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 8 - Vacancies:

Unless otherwise provided in the Certificate of Incorporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal
(unless a vacancy created by the removal of a director by the shareholders shall be filled by the shareholders at the meeting at which the removal was effected)
or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the
Board of Directors called for that purpose.

Section 9 - Resignation:

Any director may resi2n at any time by giving written notice to the Board of
Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10 - Removal:

Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of the Corporation at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.

Section 11 - Salary:

No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the
Board. provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving reasonable compensation therefor.

Section 12 - Contracts:

(a) Unless otherwise provided by Statute, no contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other
Corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b) Unless otherwise provided by Statute, any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise)
applicable thereto.

Section 13 - Committees:

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

ARTICLE IV - OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office:

(a) The officers of the Corporation shall consist of a President, a Secretary, a
Treasurer, and such other officers, including a Chairman of the Board of
Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of
Directors may be, but is not required to be, a director of the Corporation.
Except as otherwise provided by Statute, any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of
Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the
Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board at any time.

Section 4 - Vacancies:

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority of the vote of the Board of
Directors.

Section 5 - Duties of Officers:

Officers of the Corporation shall, unless otherwise provided by the Board of
Directors, each have such powers and duties as may be set forth in these by-laws, or may from time to time be specifically conferred or imposed by the
Board of Directors. The President shall be the chief executive officer of the
Corporation.

Section 6 - Sureties and Bonds:

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:

Whenever the Corporation is the holder of shares of any other corporation, any right or power of the Corporation as such shareholder (including the attendance.
acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of
Directors may authorize.

ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock:

(a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary or Assistant Treasurer, and shall bear the corporate seal.

(b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c) To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the
Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of
Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

Section 3 - Transfers of Shares:

(a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VI - DIVIDENDS

Subject to applicable law, and except as may otherwise be provided in the
Certificate of Incorporation, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

ARTICLE VIII - CORPORATE SEAL

The corporate seal shall be in such form as shall be approved from time to time by the Board of Directors.

ARTICLE IX - AMENDMENTS

Section 1 - By Shareholders:

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment. The shareholders may prescribe that any by-law made by them may not be altered or repealed by the Board of Directors.

Section 2 - By Directors:

Except as otherwise provided in the Certificate of Incorporation, the Board of
Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this Article IX above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the
Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by-law so adopted, amended or repealed, to-ether with a concise statement of the changes made.

ARTICLE X - INDEMNITY

(a) Except as prohibited by Statute or as other-wise provided in the Certificate of Incorporation, any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of the corporation, or of any Corporation in which he served as such at the request of the Corporation, or otherwise acted as a corporate agent, as defined by Statute, shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer, director or employee is liable for negligence or misconduct in the performance of his duties.

(b) The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

(c) The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case where there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration
Association.

                                                                      SCHEDULE 4

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         CADAPULT GRAPHIC SYSTEMS, INC.

It is hereby certified that:

    1. The name of the corporation (hereinafter called the "corporation") is
Cadapult Graphic Systems, Inc.

    2. The certificate of incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

    "FIRST: The name of this corporation is Media Sciences International, Inc.
(the "Corporation")"

    3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the
General Corporation Law of the state of Delaware.

    IN WITNESS WHEREOF, the undersigned, being the President and Chairman of the
Board of Directors of the corporation, does make and file this Certificate of
Amendment to the Certificate of Incorporation, hereby declaring and certifying that the facts stated herein are true, and accordingly hereunto has set his hand and seal this ____ of _________, 2002.

                                       --------------------------------
                                       Michael W. Levin
                                       President and Chairman of the Board

                                [FORM OF PROXY]

PROXY

                         CADAPULT GRAPHIC SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                         CADAPULT GRAPHIC SYSTEMS, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                        APRIL 16, 2002 AT 10:00 A.M. EST.

All stockholders are cordially invited to attend the special meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the special meeting may vote in person even if he or she has returned a proxy.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO
COMPLETE, SIGN AND DATE THIS ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND
RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned shareholder of CADAPULT GRAPHIC SYTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of
Shareholder and Proxy Statement, each dated March 22, 2002, and hereby appoints
Frances Blanco, proxy and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of CADAPULT GRAPHIC SYSTEMS,
INC. to be held on April 16, 2002 at 10:00 a.m., local time, at Cadapult's principal offices located at 40 Boroline Road, Allendale, New Jersey 07401 and at any adjournment(s) thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED,
WILL BE VOTED FOR THE CHANGE IN CORPORATE STRUCTURE AND FOR THE AMENDMENT TO THE
CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME, AND AS SAID PROXY
DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

                      (CONTINUED AND TO BE SIGNED ON RIGHT)

                   THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

PROXY
                         CADAPULT GRAPHIC SYSTEMS, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                        APRIL 16, 2002 AT 10:00 A.M. EST.

PLEASE INDICATE YOUR VOTE BY FIRMLY PLACING AN "X" IN THE APPROPRIATE BOX NEXT
TO THE NUMBERED PROPOSAL WITH BLUE OR BLACK INK ONLY. PLEASE MARK YOUR VOTES AS
INDICATED IN THIS EXAMPLE [ x ]

                                                FOR       AGAINST        ABSTAIN

1.  To approve a change in the corporate        / /         / /             / /
    structure of Cadapult, whereby Cadapult
    may bring greater focus of its
    operations to those of Media Sciences,
    by moving the busines of Cadapult to
    a newly-formed subsidiary.

2.  To approve an amendment to Cadapult's      / /         / /             / /
    Certificate of Incorporation to change
    the name of Cadapult from "Cadapult
    Graphic Systems, Inc." to "Media
    Sciences International, Inc."

3.  To act on such other business as may
    properly come before the Special
    Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 22, 2002 ARE ENTITLED
TO NOTICE OF AND TO VOTE AT THE MEETING.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature __________  Date: _____

Signature __________  Date: _____